                                    EXHIBIT 1





                       ADVANTA Mortgage Loan Trust 1998-4A



                         Statement to Certificateholders



                          Original              Prior

                          Face                  Principal

Class                     Value                 Balance                Interest             Principal            Total

------------------------------------------------------------------------------------------------------------------------------------


A                         650,000,000.00        260,157,395.18           544,897.69         6,256,971.28         6,801,868.97

A Certificate                          -                     -         2,247,787.90                    -         2,247,787.90



Totals                    650,000,000.00        260,157,395.18         2,792,685.59         6,256,971.28         9,049,656.87







                                                                       Current              Pass-Through

                          Realized              Deferred               Principal            Rates

Class                     Losses                Interest               Balance              Current              Next

------------------------------------------------------------------------------------------------------------------------------------

A                         -                     -                      253,900,423.90       2.513750%            2.530000%

A Certificate             -                     -                                   -              NA                   NA



Totals                    -                     -                      253,900,423.90



                                                Prior                                                                    Current

                                                Principal                                                                Principal

Class                     CUSIP                 Balance                Interest             Principal        Total       Balance

------------------------------------------------------------------------------------------------------------------------------------

A                         00755WGC4             400.242146             0.838304             9.626110         10.464414   390.616037

A Certificate                                     0.000000             3.458135             0.000000          3.458135     0.000000



Delinquent Loan Information:

                                                                                       90+ Days         Loans          Loans

                                                30-59                  60-89           excldg f/c,REO   in             in

                                                Days                   Days            & Bkrptcy        Bankruptcy     REO

------------------------------------------------------------------------------------------------------------------------------------

Trust A                   Principal Balance     13,717,023.58          2,180,320.10    836,732.74       14,830,201.70  2,619,297.95

                          % of Pool Balance          5.00490%              0.79553%      0.30530%            5.41106%      0.95570%

                          Number of Loans                 227                    42            15                 247            44

                          % of Loans                 4.74102%              0.87719%      0.31328%            5.15873%      0.91896%



                                                Loans

                                                in

                                                Foreclosure

-------------------------------------------------------------

Trust A                   Principal Balance     13,105,049.19

                          % of Pool Balance          4.78161%

                          Number of Loans                 217

                          % of Loans                 4.53216%



General Mortgage Loan Information:

                                                                                                                        Trust A

                                                                                                                     --------------

Beginning Aggregate Mortgage Loan Balance                                                                            281,251,238.03

Prefunding                                                                                                                     0.00

Principal Reduction                                                                                                    7,179,422.32

Ending Aggregate Mortgage Loan Balance                                                                               274,071,815.71



Beginning Aggregate Mortgage Loan Count                                                                                        4886

Ending Aggregate Mortgage Loan Count                                                                                           4788



Current Weighted Average Coupon Rate                                                                                      9.480635%

Next Weighted Average Coupon Rate                                                                                         9.484980%



Mortgage Loan Principal Reduction Information:

                                                                                                                        Trust A

                                                                                                                     --------------

Scheduled Principal                                                                                                      517,341.41

Curtailments                                                                                                             106,040.71

Prepayments                                                                                                            6,174,196.53

Repurchases                                                                                                                    0.00

Substitutions                                                                                                                  0.00

Liquidation Proceeds                                                                                                     381,843.67

Other Principal                                                                                                                0.00



Less: Realized Losses                                                                                                    154,462.30



Total Principal Reduction                                                                                              7,333,884.62



Servicer Information:

                                                                                                                        Trust A

                                                                                                                     --------------

Accrued Servicing Fee for the Current Period                                                                             117,188.02

Less: Amounts to Cover Interest Shortfalls                                                                                     0.00

Less: Delinquent Service Fees                                                                                             40,412.15

Collected Servicing Fees for Current Period:                                                                              76,775.87



Advanced Principal                                                                                                              N/A

Advanced Interest                                                                                                        755,721.73



                                            Other              Scheduled            Interest      Available       Available Funds

                          Prepayment        Unscheduled        Principal            Carry         Funds Cap       Cap Carry

                          Principal         Principal          Distribution         Forward       Current         Forward

Class                     Distributed       Distributed        Amount               Amount        Amount          Amount

---------------------------------------------------------------------------------------------------------------------------------

Class A                   6,174,196.53      487,884.38         6,640,965.65         -             -               -

                                     -               -                    -         -             -               -



Total                     6,174,196.53      487,884.38         6,640,965.65         -             -               -



                          Applied

                          Realized Loss

                          Amount

---------------------------------------

Class A                   -

                          -



Total                     -




                                                                  Prior                                                 Current

                        Has a                Remaining            Over-              Accelerated             Extra        Over

                    Trigger Event           Pre-Funded          Collateral            Principal            Principal    Collateral

                       Occurred               Amount              Amount             Distributed          Distributed     Amount

------------------------------------------------------------------------------------------------------------------------------------


Trust A                  NO                    0.00            21,093,842.85         (383,994.37)             0.00    20,171,391.81





                      Specified               Over-

                        Over-               Collateral

                      Collateral              Deficit

                        Amount                Amount

-------------------------------------------------------------

Trust A             20,555,386.18              0.00



Trust A Insured Payment                                                                                                      0.00

Pool Rolling six month delinquency rate                                                                                  4.925715

Pool Cumulative Realized Losses                                                                                     20,904,834.50

Book Value of REO loans                                                                                              3,368,607.84

Cumulative Number of Mortgage loans repurchased to date                                                                        11

Unreimbursed Delinquent/Servicing Advances Paid Back to Servicer This Period                                            46,089.41

Unreimbursed Delinquent/Servicing Advances Paid Back to Certificateholder This Period                                        0.00

Unremibursed Delinquent/Servicing Advances still Outstanding                                                                 0.00



TOTAL AVAILABLE FUNDS:

Current Interest Collected:                                              1,425,821.80



Principal Collected:                                                     6,797,578.65



Insurance Proceeds Received:                                                     0.00



Net Liquidation Proceeds:                                                  227,381.37



Delinquency Advances on Mortgage Interest:                                 755,721.73



Delinquency Advances on Mortgage Principal                                         NA



Repurchase and Substitution Amounts:                                             0.00



Trust Termination Proceeds:                                                      0.00



Investment Earnings on Note Account:                                         2,118.43



Capitalized Interest Requirement:                                                0.00



Capitalized Interest Fund Earnings                                               0.00



Capitalized Interest Account                                                     0.00



Investment Earnings on Pre-Funding Account                                       0.00



Unreimbursed Delq/Servicing Advances Paid Back To CertificateHolders                -



Sum of the Above Amounts:                                                                     9,208,621.98



LESS:



Servicing Fees (including PPIS):                                            76,775.87



Non Recoverable Advance                                                      5,997.70



Indenture Trustee Fees:                                                      1,640.63



Owner Trustee Fees:                                                            277.78



Insurance Premiums:                                                           28,183.72



Reimbursement of Delinquency Advances/Servicing Advances                    46,089.41



Total Reductions to Available Funds Amount:                                                     158,965.11



Total Available Funds:                                                                                            9,049,656.87


                                    EXHIBIT 1





                       ADVANTA Mortgage Loan Trust 1998-4B



                         Statement to Certificateholders





                          Original              Prior

                          Face                  Principal

Class                     Value                 Balance                Interest             Principal            Total

------------------------------------------------------------------------------------------------------------------------------------


B                         350,000,000.00        134,061,783.00           280,831.51         4,614,016.18         4,894,847.69

B Certificate                          -                     -           779,022.82                    -           779,022.82



Totals                    350,000,000.00        134,061,783.00         1,059,854.33         4,614,016.18         5,673,870.51



                                                                       Current              Pass-Through

                          Realized              Deferred               Principal            Rates

Class                     Losses                Interest               Balance              Current              Next

------------------------------------------------------------------------------------------------------------------------------------

B                                      -                     -       129,447,766.81            2.513750%            2.530000%

B Certificate                          -                     -                    -                   NA                   NA



Totals                                 -                     -       129,447,766.81



                                                Prior                                                                   Current

                                                Principal                                                               Principal

Class                     CUSIP                 Balance            Interest            Principal         Total          Balance

------------------------------------------------------------------------------------------------------------------------------------

B                         00755WGD2            383.033666          0.802376            13.182903         13.985279      369.850762

B Certificate                                    0.000000          1.198497             0.000000          1.198497        0.000000



Delinquent Loan Information:

                                                                                      90+ Days          Loans          Loans

                                              30-59               60-89               excldg f/c,REO    in             in

                                              Days                Days                & Bkrptcy         Bankruptcy     REO

------------------------------------------------------------------------------------------------------------------------------------

Trust B                   Principal Balance     5,692,514.67      1,057,990.26        478,034.13      8,802,612.39     2,087,158.65

                          % of Pool Balance         4.06772%          0.75601%          0.34159%          6.29012%         1.49143%

                          Number of Loans                 95                20                 6               128               41

                          % of Loans                4.61165%          0.97087%          0.29126%          6.21359%         1.99029%



                                                Loans

                                                in

                                                Foreclosure

------------------------------------------------------------

Trust B                   Principal Balance     7,105,532.04

                          % of Pool Balance         5.07743%

                          Number of Loans                110

                          % of Loans                5.33981%



General Mortgage Loan Information:

                                                                                                                  Trust B

                                                                                                               --------------

Beginning Aggregate Mortgage Loan Balance                                                                      144,931,657.29

Subsequent Mortgage Loans Added This Period                                                                              0.00

Principal Reduction                                                                                              4,988,125.60

Ending Aggregate Mortgage Loan Balance                                                                         139,943,531.69



Beginning Aggregate Mortgage Loan Count                                                                                 2,118

Ending Aggregate Mortgage Loan Count                                                                                    2,060



Current Weighted Average Coupon Rate                                                                                9.483340%

Next Weighted Average Coupon Rate                                                                                   9.479288%



Mortgage Loan Principal Reduction Information:

                                                                                                                  Trust B

                                                                                                               --------------

Scheduled Principal                                                                                                225,295.97

Curtailments                                                                                                       276,619.89

Prepayments                                                                                                      3,843,514.71

Repurchases                                                                                                              0.00

Substitutions                                                                                                            0.00

Liquidation Proceeds                                                                                               642,695.03

Other Principal                                                                                                          0.00



Less: Realized Losses                                                                                              353,315.60



Total Principal Reduction                                                                                        5,341,441.20



Servicer Information:

                                                                                                                  Trust B

                                                                                                               --------------

Accrued Servicing Fee for the Current Period                                                                        60,388.19

Less: Amounts to Cover Interest Shortfalls                                                                               0.00

Less: Delinquent Service Fees                                                                                       19,483.83

Collected Servicing Fees for Current Period:                                                                        40,904.36



Advanced Principal                                                                                                        N/A

Advanced Interest                                                                                                  369,503.03




                                             Other             Scheduled            Interest         Available       Available Funds

                          Prepayment         Unscheduled       Principal            Carry            Funds Cap       Cap Carry

                          Principal          Principal         Distribution         Forward          Current         Forward

Class                     Distributed        Distributed       Amount               Amount           Amount          Amount

------------------------------------------------------------------------------------------------------------------------------------


Class B                   3,843,514.71       919,314.92        4,614,016.18         -                -               -

                                     -                                    -         -                -               -



Total                     3,843,514.71       919,314.92        4,614,016.18         -                -               -





                          Unpaid

                          Realized Loss

                          Amount

---------------------------------------

Class B                   -

                          -



                              Has a            Remaining            Over-           Accelerated        Extra            Over

                          Trigger Event       Pre-Funded          Collateral         Principal       Principal       Collateral

                             Occurred           Amount              Amount          Distributed     Distributed        Amount

------------------------------------------------------------------------------------------------------------------------------------

Trust B                        NO                0.00            10,869,874.29          0.00          0.00          10,495,764.88





                            Specified           Over-

                              Over-           Collateral

                            Collateral          Deficit

                              Amount            Amount

---------------------------------------------------------

Trust B                   10,495,764.88          0.00



Trust B Insured Payment                                                                                                      0.00

Pool Rolling six month delinquency rate                                                                                    6.1796

Pool Cumulative Realized Losses                                                                                     12,708,157.73

Book Value of REO loans                                                                                              2,631,036.56

Cumulative Number of Mortgage loans repurchased to date                                                                         8

Unreimbursed Delinquent/Servicing Advances Paid Back to Servicer This Period                                            26,976.38

Unreimbursed Delinquent/Servicing Advances Paid Back to Certificateholder This Period                                        0.00

Unreimbursed Delinquent/Servicing Advances Still Outstanding                                                                 0.00



TOTAL AVAILABLE FUNDS:

Current Interest Collected:                                                    756,376.56



Principal Collected:                                                         4,345,430.57



Insurance Proceeds Received:                                                            -



Net Liquidation Proceeds:                                                      289,379.43



Delinquency Advances on Mortgage Interest:                                     369,503.03



Delinquency Advances on Mortgage Principal                                             NA



Repurchase and Substitution Amounts:                                                    -



Trust Termination Proceeds:                                                             -



Investment Earnings on Note Account:                                             1,327.43



Capitalized Interest Requirement:                                                    0.00



Capitalized Interest Account  Earnings                                               0.00



Capitalized Interest Account                                                         0.00



Reversal of Realized Loss Amount                                                        -



Unreimbursed Delq/Servicing Advances Paid Back To Certificateholders                 0.00



Sum of the Above Amounts:                                                                         5,762,017.02



LESS:



Servicing Fees (including PPIS):                                                40,904.36



Non-Recoverable Advance                                                          4,619.20



Indenture Trustee Fees:                                                            845.43



Owner Trustee Fees:                                                                277.78



Insurance Premiums:                                                               14,523.36



Reimbursement of Delinquency Advances/Servicing Advances                        26,976.38



Total Reductions to Available Funds Amount:                                                          88,146.51



Total Available Funds:                                                                                                5,673,870.51


                                    EXHIBIT 1





                       ADVANTA Mortgage Loan Trust 1998-4C



                         Statement to Certificateholders





                        Original                   Prior

                        Face                       Principal

Class                   Value                      Balance                   Interest             Principal            Total

-----------------------------------------------------------------------------------------------------------------------------------


C                       100,000,000.00             24,946,778.30              49,139.96           626,899.77           676,039.73

C Certificate                        -                         -             255,031.25                    -           255,031.25



Totals                  100,000,000.00             24,946,778.30             304,171.21           626,899.77           931,070.98



                                                                             Current              Pass-Through

                        Realized                   Deferred                  Principal            Rates

Class                   Losses                     Interest                  Balance              Current              Next

-----------------------------------------------------------------------------------------------------------------------------------

C                       -                          -                         24,319,878.53        2.363750%            2.380000%

C Certificate           -                          -                                     -               NA                   NA



Totals                  -                          -                         24,319,878.53



                                             Prior                                                                   Current

                                             Principal                                                               Principal

Class                   CUSIP                Balance           Interest             Principal        Total           Balance

-----------------------------------------------------------------------------------------------------------------------------------

C                       00755WGE0            249.467783        0.491400             6.268998         6.760397        243.198785

C Certificate                                  0.000000        0.392356             0.000000         0.392356          0.000000



Delinquent Loan Information:



                                                                                    90+ Days          Loans             Loans

                                            30-59                  60-89            excldg f/c,REO    in                in

                                            Days                   Days             & Bkrptcy         Bankruptcy        REO

------------------------------------------------------------------------------------------------------------------------------------

Trust C                 Principal Balance         1,306,479.43     140,713.82       94,368.37         1,718,905.66      892,401.84

                        % of Pool Balance             4.75111%       0.51172%        0.34318%             6.25092%        3.24528%

                        Number of Loans                     15              3               1                   22               9

                        % of Loans                    4.45104%       0.89021%        0.29674%             6.52819%        2.67062%



                                                  Loans

                                                  in

                                                  Foreclosure

--------------------------------------------------------------

Trust C                 Principal Balance         2,523,263.59

                        % of Pool Balance             9.17603%

                        Number of Loans                     29

                        % of Loans                    8.60534%



General Mortgage Loan Information:

                                                                                                                        Trust C

                                                                                                                     -------------

Beginning Aggregate Mortgage Loan Balance                                                                            28,337,653.08

Prefunding                                                                                                                     N/A

Principal Reduction                                                                                                     839,226.91

Ending Aggregate Mortgage Loan Balance                                                                               27,498,426.17



Beginning Aggregate Mortgage Loan Count                                                                                        348

Ending Aggregate Mortgage Loan Count                                                                                           337



Current Weighted Average Coupon Rate                                                                                     9.241281%

Next Weighted Average Coupon Rate                                                                                        9.227042%



Mortgage Loan Principal Reduction Information:

                                                                                                                        Trust C

                                                                                                                     -------------

Scheduled Principal                                                                                                      20,970.59

Curtailments                                                                                                            (14,008.73)

Prepayments                                                                                                             634,346.36

Repurchases                                                                                                                   0.00

Substitutions                                                                                                                 0.00

Liquidation Proceeds                                                                                                    197,918.69

Other Principal                                                                                                               0.00



Less: Realized Losses                                                                                                   107,793.11



Total Principal Reduction                                                                                               947,020.02



Servicer Information:

                                                                                                                        Trust C

                                                                                                                     -------------

Accrued Servicing Fee for the Current Period                                                                             11,807.35

Less: Amounts to Cover Interest Shortfalls                                                                                    0.00

Less: Delinquent Service Fees                                                                                             4,414.09

Collected Servicing Fees for Current Period:                                                                              7,393.26



Advanced Principal                                                                                                             N/A

Advanced Interest                                                                                                        77,917.87






                                             Other             Scheduled            Interest         Available       Available Funds

                        Prepayment           Unscheduled       Principal            Carry            Funds Cap       Cap Carry

                        Principal            Principal         Distribution         Forward          Current         Forward

Class                   Distributed          Distributed       Amount               Amount           Amount          Amount

------------------------------------------------------------------------------------------------------------------------------------


Class C                 634,346.36           183,909.96        626,899.77           -                -               -

                        -                    -                 -                    -                -               -







                        Unpaid

                        Realized Loss

                        Amount

-------------------------------------

Class C                 -



                                                       Prior                                                            Current

                              Has a                    Over-                Accelerated              Amounts              Over

                          Trigger Event              Collateral              Principal            From Reserve         Collateral

                             Occurred                  Amount               Distributed               Fund               Amount

------------------------------------------------------------------------------------------------------------------------------------

Trust C                        NO                  3,390,874.78                 0.00                   0.00            3,178,547.64





                           Specified               Over-

                             Over-               Collateral

                           Collateral              Deficit

                             Amount                Amount

-----------------------------------------------------------

Trust C                   3,178,547.64              0.00



Trust C Insured Payment                                                                                                       0.00

Pool Rolling six month delinquency rate                                                                                  11.940529

Pool Cumulative Realized Losses                                                                                       3,293,191.73

Book Value of REO loans                                                                                               1,143,298.28

Cumulative Number of Mortgage loans repurchased to date                                                                          3

Unreimbursed Delinquent/Servicing Advances Paid Back to Servicer This Period                                              1,325.69

Unreimbursed Delinquent/Servicing Advances Paid Back to Certificateholder This Period                                         0.00

Unreimbursed Delinquent/Servicing Advances Still Outstanding                                                                  0.00



TOTAL AVAILABLE FUNDS:



Current Interest Collected:                                                    135,898.23



Principal Collected:                                                           641,308.22



Insurance Proceeds Received:                                                            -



Net Liquidation Proceeds:                                                       90,125.58



Delinquency Advances on Mortgage Interest:                                      77,917.87



Delinquency Advances on Mortgage Principal                                             NA



Repurchase and Substitution Amounts:                                                    -



Trust Termination Proceeds:                                                             -



Investment Earnings on Note Account:                                               217.93



Unreimbursed Delq/Servicing Advances Paid Back to CertificateHolders                    -



Sum of the Above Amounts:                                                                           945,467.83



LESS:



Servicing Fees (including PPIS):                                                 7,393.26



Non-Recoverable Advance                                                          2,012.53



Indenture Trustee Fees:                                                            165.30



Owner Trustee Fees:                                                                277.78



Insurance Premiums:                                                                 3,222.29



Reimbursement of Delinquency Advances/Servicing Advances                         1,325.69



Total Reductions to Available Funds Amount:                                                          14,396.85



Total Available Funds:                                                                                                  931,070.98
